                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 8, 2002



                            PVC Container Corporation
               (Exact Name of Registrant as Specified in Charter)



                    Delaware                          0-30067                               13-2616435
     ---------------------------------------    --------------------          ---------------------------------------
         (State or Other Jurisdiction               (Commission                               (IRS Employer
               of Incorporation)                   File Number)                             Identification No.)


     2 Industrial Way West, Eatontown, NJ                                                   07724-2202
     -------------------------------------------------                        ---------------------------------------
     Address of Principal Executive Offices                                                   (Zip Code)

       Registrant's telephone number, including area code: (732) 542-0060
                                       N/A

            (Former Name or Former Address, if Changed Since Last ?)
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ITEM 9.  REGULATION FD DISCLOSURE

                  On October 8, 2002, in connection with the filing of the Form 10-K of PVC Container Corporation (the "Company") for the fiscal year June 30, 2002 (the "Report"), the Chief Executive Officer and the Chief Financial Officer of the Company each certified, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company as of the dates and for the periods expressed in the Report.
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        PVC Container Corporation

                                        /s/ Philip L. Friedman
                                        ----------------------------------------
                                        Name:  Phillip L. Friedman
                                        Title:  [Chief Executive Officer]


Date:  October 8, 2002